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                                                                    EXHIBIT 23.2


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


    As independent public accountants, we hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 to the Registration Statement on Form S-3 of our report dated January 26, 1996 included in MidAmerican Energy Company's Form 10-K for the year ended December 31, 1995 and to all references to our Firm included in this Post-Effective Amendment.


                                          /s/ Arthur Andersen LLP
                                          ARTHUR ANDERSEN LLP


Chicago, Illinois
November 21, 1996